UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2022

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

9th Stock Acquisition Rights Allotment Agreement

On November 9, 2022, HeartCore Enterprises, Inc. (the “Company”) entered into the 9th Stock Acquisition Rights Allotment Agreement (the “Rights Allotment Agreement”) by and between the Company and SYLA Technologies Co., Ltd. (“SYLA”). Pursuant to the terms of the Rights Allotment Agreement, SYLA allotted 5,771 stock acquisition rights to the Company in exchange for services rendered as a consultant in connection with SYLA’s proposed initial public offering in substitution for the common stock purchase warrant agreement dated as of May 13, 2022 between the Company and SYLA. The stock acquisition right has an exercise price of $0.01 per share and is fully vested. The number of shares underlying each stock acquisition right is calculated as the number of issued and outstanding common shares on a fully diluted basis as of day prior to the listing date on a stock exchange, multiplied by 2% and divided by 5,771, subject to adjustment as provided in the Rights Allotment Agreement.

The foregoing description of the Rights Allotment Agreement is qualified in its entirety by reference to the Rights Allotment Agreement, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Amendment No. 2 to SYLA Consulting Agreement

As previously disclosed in the Current Report on Form 8-K filed on May 25, 2022 by the Company with the Securities and Exchange Commission (the “SEC”), on May 13, 2022, the Company entered into a Consulting and Services Agreement (the “Consulting Agreement”) by and between the Company and SYLA, pursuant to which the Company agreed to provide SYLA certain services.

Also as previously disclosed in the Current Report on Form 8-K filed on August 18, 2022 by the Company with the SEC, on August 17, 2022, the Company and SYLA entered into Amendment No. 1 to the Consulting Agreement (“Amendment No. 1”). In Amendment No. 1, the parties acknowledged and agreed that pursuant to the terms of the Consulting Agreement, SYLA agreed to pay to the Company, among other things, a cash “services fee” in the amount of $500,000, to be paid at certain times, including $150,000 on August 13, 2022 (the “Second Payment”). Pursuant to the terms of Amendment No. 1, the parties agreed that in lieu of making the Second Payment, SYLA would issue to the Company a warrant to acquire 37,500 shares of SYLA’s capital stock (the “New Warrant”). Upon issuance of the New Warrant, the cash “services fee” will be deemed reduced to $350,000, of which $200,000 was paid on May 13, 2022, and of which the remaining $150,000 will remain due and payable on November 13, 2022.

On November 15, 2022, the Company and SYLA entered into Amendment No. 2 to the Consulting Agreement (“Amendment No. 2”). Pursuant to the terms of Amendment No. 2, the parties agreed to terminate the New Warrant in exchange for SYLA agreeing to make the Second Payment, contingent upon completion of SYLA’s listing on the Nasdaq Capital Market or NYSE American.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibits 10.2 hereto and which is incorporated herein by reference.

SBC Medical Group Consulting Agreement

On November 18, 2022 (the “Effective Date”), the Company entered into a Consulting and Services Agreement (the “SBC Consulting Agreement”) by and between the Company and SBC Medical Group, Inc., a Japanese corporation (“SBC Medical”). Pursuant to the terms of the SBC Consulting Agreement, the Company agreed to provide SBC Medical certain services, including the following (collectively, the “Services”):

(i)	Assistance with the selection and negotiation of terms for a law firm, underwriter and auditing firm for SBC Medical;
(ii)	Assisting in the preparation of documentation for internal controls required for an initial public offering of de-SPAC or other Fundamental Transaction (as defined SBC Warrant) by SBC Medical;
(iii)	Providing support services to remove problematic accounting accounts upon listing;
(iv)	Translation of requested documents into English;

(v)	Attend and, if requested by SBC Medical, lead meetings with SBC Medical’s management and employees;
(vi)	Provide SBC Medical with support services related to SBC Medical’s NASDAQ listing;
(vii)	Conversion of accounting data from Japanese standards to U.S. GAAP;
(viii)	Services to remove problematic accounting accounts upon listing;
(ix)	Support for the SBC Medical’s negotiations with the audit firm;
(x)	Assist in the preparation of S-1 or F-1 filings;
(xi)	Creation of English web page; and
(xii)	Preparing an investor presentation/deck and executive summary of SBC Medical’s operations.

In providing the Services, the Company will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the SBC Consulting Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of SBC Medical’s securities; participation in discussions between SBC Medical and potential investors; assisting in structuring any transactions involving the sale of SBC Medical’s securities; pre-screening of potential investors; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in SBC Medical.

Pursuant to the terms of the SBC Consulting Agreement, SBC Medical agreed to compensate the Company as follows in return for the provision of Services during the six-month term:

(a)	$900,000, to be paid as follows: (i) $400,000 on the Effective Date; (ii) $250,000 on the three-month anniversary of the Effective Date; and (iii) $250,000 on the six-month anniversary of the Effective Date; and

(b)	Issuance by SBC Medical to the Company of a warrant (the “SBC Warrant”), deemed fully earned and vested as of the Effective Date, to acquire a number of shares of capital stock of SBC Medical, to initially be equal to 2.7% of the fully diluted share capital of SBC Medical as of the Effective Date, subject to adjustment as set forth in the SBC Warrant.

For any services performed by the Company beyond the Term (as hereinafter defined), SBC Medical will compensate the Company for Services at the rate of $200 per hour, based on the hours spent by personnel of the Company.

The term of the SBC Consulting Agreement will continue until the earlier of (i) six months after the Effective Date, and (ii) the date on which SBC Medical’s stock begins trading in the U.S., unless sooner terminated and in accordance with the terms of the SBC Consulting Agreement (the “Term”). The SBC Consulting Agreement may be terminated at any time by either party upon notice to the other party.

The foregoing description of the SBC Consulting Agreement is qualified in its entirety by reference to the SBC Consulting Agreement, a copy of which is filed as Exhibit 10.3 hereto and which is incorporated herein by reference.

SBC Medical Group Warrant

As provided in the SBC Consulting Agreement, on the Effective Date, SBC Medical issued the SBC Warrant to the Company. Pursuant to the terms of the SBC Warrant, the Company may, at any time on or after the date (the “IPO Date”) that SBC Medical completes its first initial public offering of stock in the U.S. resulting in any class of SBC Medical’s stock being listed for trading on any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American, or SBC Medical consummates a merger or other transaction with a special purpose acquisition company (“SPAC”) wherein SBC Medical becomes a subsidiary of the SPAC, or SBC Medical undertakes any other Fundamental Transaction (the “IPO”) and on or prior to the close of business on the tenth anniversary of the IPO Date, exercise the SBC Warrant to purchase 2.7% of the fully diluted share capital of SBC Medical as of the IPO Date for an exercise price per share of $0.01, subject to adjustment as provided in the SBC Warrant. The number of shares for which the SBC Warrant will be exercisable will be automatically adjusted on the IPO Date to be 2.7% of the fully diluted number and class of shares of capital stock of SBC Medical as of the IPO Date that are listed for trading. The SBC Warrant contains a 9.99% equity blocker.

The foregoing description of the SBC Warrant is qualified in its entirety by reference to the SBC Warrant, a copy of which is filed as Exhibit 10.4 hereto and which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Pursuant to the terms of Amendment No. 2, effective November 9, 2022, the New Warrant was terminated. The information set forth in Item 1.01 above regarding termination of the New Warrant is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 23, 2022, the Company issued a press release announcing its engagement of SBC Medical for Go IPO, the Company’s latest consulting service offering for Japanese companies interested in listing on the Nasdaq Stock Market (“Nasdaq”). Through the recent engagement with this private company, the Company expects to generate an aggregate of $900,000 in initial fee. In addition, the Company has received a warrant to acquire 2.7% of SBC Medical’s common stock, on a fully diluted basis.

The Company cannot guarantee that a company will successfully close an initial public offering, that it will meet Nasdaq listing standards, and/or that a Nasdaq listing application, if submitted, will be approved. The Company will not render legal advice, perform accounting services, and will not act as an investment advisor or broker/dealer. The Company will not provide the following services, among others: negotiation of the sale of a company’s securities; participation in discussions between a company and potential investors; assisting in structuring any transactions involving the sale of a company’s securities; pre-screening of potential investors; due diligence activities; and/or providing advice relating to valuation of or financial advisability of any investments in a company.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	9th Stock Acquisition Rights Allotment Agreement, dated as of November 9, 2022, by and between the registrant and SYLA Technologies Co., Ltd.
10.2	Amendment No. 2 to Consulting and Services Agreement, dated as of November 15, 2022, by and between the registrant and SYLA Technologies Co., Ltd.
10.3	Consulting and Services Agreement, dated as of November 18, 2022, by and between the registrant and SBC Medical Group, Inc.
10.4	Common Stock Purchase Warrant, issued on November 18, 2022, by SBC Medical Group, Inc. in favor of the registrant.
99.1	Press release issued by the registrant on November 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: November 23, 2022	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer